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                                                                   EXHIBIT 4.1
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
                                          SPECIMEN OF CLASS A COMMON STOCK OF THE REGISTRANT

         [NUMBER]                                                                                             [SHARES]
         CA                                          INCORPORATED UNDER THE LAWS
                                                       OF THE STATE OF DELAWARE

        CLASS A COMMON STOCK                             UNITEDGLOBALCOM, INC.                            CUSIP 913247 50 8

THIS CERTIFICATE IS TRANSFERABLE IN                                                             SEE REVERSE FOR CERTAIN DEFINITIONS
NEW YORK, NY AND RIDGEFIELD PARK, NJ


        THIS CERTIFIES THAT





        IS THE OWNER OF


                       FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $.01 PAR VALUE, OF

                                                        UNITEDGLOBALCOM, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this
Certificate properly endorsed.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the
Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/ GENE W. SCHNEIDER                                                           DATED:

CHIEF EXECUTIVE OFFICER                                  [SEAL]                 COUNTERSIGNED AND REGISTERED

/s/ ELLEN P. SPANGLER                                                                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

SECRETARY                                                                                          TRANSFER AGENT AND REGISTRAR,

                                                                                  BY
                                                                                                           AUTHORIZED SIGNATURE
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                             UNITEDGLOBALCOM, INC.

         The Corporation will furnish without charge to each shareholder who so requests a full statement of the designations, preferences, limitations and relative rights of each class of stock or series thereof of the Corporation and the variations in the relative rights and preferences between the shares of any series of preferred stock, so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of any series of preferred stock. Such requests may be made to the Corporation or to the transfer agent.

                                 ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________


                                     Signature(s):

                                  X  ______________________________________

                                  X  _______________________________________
                             NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

 Signature(s) Guaranteed

By ________________________________________
   THE SIGNATURE(S) MUST BE GUARANTEED BY
   AN ELIGIBLE GUARANTOR INSTITUTION
   (BANKS, STOCKBROKERS, SAVINGS AND LOAN
   ASSOCIATIONS AND CREDIT UNIONS WITH
   MEMBERSHIP IN AN APPROVED SIGNATURE
   GUARANTEE MEDALLION PROGRAM), PURSUANT
   TO S.E.C. RULE 17Ad-15.